CORPORATE OVERVIEW Version 2.4 Exhibit 99.4

Company Profile
Public company (NASDAQ: DIOD, website: www.diodes.com)
Founded in 1959
Headquarters in Plano, TX; 21 locations globally
North American, Asian, and European Inventory Locations
Manufacturing in U.S., UK, Germany, China and Taiwan
ISO9001:2008 Certified / TS16949:2009 Certified
ISO14001 Certified
Acquired Anachip Corporation, Taiwan, 01/2006
Acquired Advanced Power Devices, 11/2006
Acquired Zetex, 06/2008
Acquired Power Analog Microelectronics (PAM), 10/2012
Acquired BCD Semiconductor, 03/2013
Over 5,500 employees worldwide

About Diodes Incorporated
To consistently achieve above-market
growth,
utilizing our innovative and cost-effective internal
packaging technology, suited for high volume,
high growth markets by leveraging process expertise
and design excellence to deliver market-leading
semiconductor products.
A leading global manufacturer and supplier of high-quality
application specific, standard products within the broad
discrete, logic and analog markets, serving the
computing, consumer, communications, industrial and
automotive segments.
Business Objective

BCD Acquisition (March 2013)
Immediate Benefit to Customers
Expanded product offering to include rapidly growing AC/DC patent portfolio
Extended distribution channels with buffer inventory to streamline delivery
Increased manufacturing capacity
Cost-effective: the addition of new low-cost wafer Fabs in close proximity to Diodes’ assembly and test sites increases operational efficiency
Company Profile
Founded: 2000
HQ: Shanghai, China
Employees: 1,200+
Products: 300+
End Customers: 2,000+
Markets: Communications,
Consumer and Computing
IPO in January 2011, Nasdaq GM: BCDS
Revenue 2012: $142.8M
Product Portfolio
AC-DC Converters/Controllers
DC-DC Converters
Standard and High-Performance Linear
Hall Sensors
Motor Drivers
LED Drivers
Touch Screen Controllers
TVS Protection

San Jose, CA
Design Center
Americas
Logistics Hub,
Dallas Fort Worth
Oldham, UK
Wafer Foundry
European
Logistics Hub,
Oldham Manchester
Chengdu, China
Packaging
Asia Logistics
Hub, Shanghai
Shanghai, China
Wafer Fab 1
Assembly/Test Site 1
Hong Kong
Warehouse
Taiwan
Warehouse
Shanghai, China
Wafer Fab 2
Assembly/Test Site 2
Taiwan,
Design
and Sales
Kansas City,
Wafer Foundry
Neuhaus, Germany
Packaging
Munich, Germany
Sales
Plano, Dallas
Diodes HQ

www.diodes.com

Global Reach

Packaging Capability
Application Space
Power Density
Customer Base
Miniaturization
End Equipment Content
Product Performance
Product Breadth
Product Portfolio

www.diodes.com

Diodes Strategy
Many Paths for Growth:
Product portfolio
Product arena
Product line expansion
Performance enhancement
Application space
Targeted end equipments
Broad customer base
Increased product coverage
Packaging breadth
Broad packaging portfolio
Increased power density
Small form factor

2003 – 2013 (CAGR: 19.7%)

DIODES INCORPORATED

www.diodes.com

Revenue Growth
$0
$100
$200
$300
$500
$700
2004 2005 2006 2007 2008 2009 2003
$433
$401
$343
$215
$186
$137
2010
$434
$613
Revenue by Year ($M)
$800
2011
$634
2013
$900
$635
2012
$826.8
+41%
-0.2% +3.6%
$400
$600
+30.5%

Balance Sheet
In millions Dec 31, 2012 Dec 31, 2013 Dec 31, 2011
Cash $130 $157 $197
Short-term Investments $23
Inventory $140 $153 $180
Current Assets $427 $491 $650
Total Assets $793 $920 $1162
Long-term Debt $    3 $  44 $183
Total Liabilities $144 $200 $419
Total Equity $649 $720 $744

Why Diodes Incorporated?
Commitment
Unparalleled
commitment to
total customer
satisfaction.
Flexibility
Rapid, flexible
support of configured
products to address
customer system
requirements.
Products
Broad portfolio
of high power
efficiency,
space-saving
products.
Investment
Significant,
ongoing investment
in high-capacity,
world-class
manufacturing capability.

Packaging Focus: Miniaturization and Power Efficiency
DFN5060-4
Bridge
DFN0806-3
SOIC-16
TSSOP14/16
TO252
TO220/263/ITO220S
SOT223
SIP-3/4
SOT89
SOT23F
SOT23/523/SC59
SOD-323F
SOD123/323
QFN 3~16 pin
0.4mm DFN
0.3mm DFN
DFN0603-2
DFN1006-2
SOT953/963
SOT26/363
SOT25/353
SOT143/SC82
SOT666
QSOP16/20L
MSOP8/10
SOIC8
TSSOP8
TSOT23-5/6
PD-5
PM-III
PD-323
PD-123
PowerDI-5060
TSOT23-3
SOLAR
PowerDI-5SP
SOIC14
WL-CSP
DFN1114-3
Pyramid Stack

FABTECH

DIODES

2001 – 2013 (CAGR: 30%)

DIODES INCORPORATED

www.diodes.com

Efficient Manufacturing + Superior Processes
Shanghai-based packaging with capacity
approximately 30 billion units
Flexible and optimized manufacturing
process = low packaging cost
Additional packaging facilities in Neuhaus,
Germany and JV in Chengdu, China
Two discrete fabs, two analog fabs in
Kansas City, Missouri (5” and 6”),
Oldham, United Kingdom (6”),
and Shanghai  (6”) respectively
Bipolar, BiCMOS, CMOS and BCD process
Strong engineering capabilities
20
18
16
14
12
10
8
6
4
2
2.1bn
1.3bn
22
24
CapEx Model = 5% - 9% of 2013 Revenue
Packaging Wafer Fabs
26
28
30
0
Economies of Scale: Production Units in Shanghai (bn)
2009 2005 2006 2007 2008 2004 2002 2003 2001 2010 2011 2013
8.2bn
11.8bn
15.4bn
16.7bn
5.4bn
3.4bn
16.0bn
20.3bn
23.2bn
25.3bn
27.8bn
24.2bn
30.0bn
2012
25.3bn
30.3bn

Broad Product Offering
Discrete Standard ICs ASSP
Diodes Rectifiers Standard Linear ICs Power Management ICs Sensors
Schottky Diodes Schottky Rectifiers Linear Voltage Regulators DC-DC Switching Regulators Unipolar Hall Switches
Zener Diodes Super Barrier Rectifiers Standard Linear Regulators Buck Bipolar Hall Latches
Switching Diodes Standard Rectifiers Quasi Low Dropout Regulators Boost Omnipolar Hall Switches
SBR Diodes Fast Recovery Rectifiers Low Dropout Regulators Buck/Boost/Inverter Smart Fan Drivers
Power Zener Diodes Bridge Rectifiers Temperature Sensors
Power Rectifier Diodes Voltage References AC-DC Solutions Magnetic Sensors
Shunt References Primary-Side Regulators Low Power Motor Control
Micropower References PWM
MOSFETs Protection Devices
BJT Switches
Small Signal MOSFETs Zener TVS Current Monitors
Constant Current / Constant
Voltage
Power MOSFETs Thyristor Surge Protection Current Output
Protected MOSFETs Data Line Protection Voltage Output Power Switches
Digital Broadcast by Satellite
High Voltage MOSFETS Load Switches Fixed Bias Generators
Complementary Pairs Operational Amplifiers USB Switches Switched Bias Generators
H-Bridges Multiplex Controllers
IntelliFET Comparators LED Drivers Integrated Switch Matrix
Charge Pump DBS Interface
Bipolar Transistors Function Specific Arrays
Special Functions Boost
Small Signal BJT Relay Drivers Timer IC Buck
Pre-biased BJT Discrete Load Switches Reset Generators
Medium Power BJT Discrete Voltage Regulators Current Mirror Power Supply
High Power BJT MOSFET Gate-Drivers MOSFET Controllers
Darlington Transistors
Logic ICs
Active OR-ing Controllers
Gate-Drivers Single Gate Chargers
Low Saturation BJT AHC, AHCT, LVC, LVCE, AUP
H-Bridges Dual Gate Class-D Audio Amplifiers
LVC
Standard Logic
LVC, HC, HCT, AHC, AHCT

Existing Die | Package Portfolio | Your New Diodes Solution

DIODES

www.diodes.com

Diodes Key Capabilities One of Diodes’ key capabilities is its ability to listen and respond rapidly to customer requests for existing die to be repackaged or reconfigured.

CORPORATE OVERVIEW Version 2.4